Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "Report") for the period ended March 31, 2015 of Dime Community Bancshares, Inc., (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Michael Pucella, Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2015
Date

By:    /s/ MICHAEL PUCELLA
                    Michael Pucella
           Executive Vice President and Chief Accounting Officer (Principal Financial Officer)